Prospectus Supplement                                               213004 3/04

dated March 23, 2004 to:
-------------------------------------------------------------------------------
PUTNAM GLOBAL INCOME TRUST and PUTNAM GLOBAL EQUITY FUND
Prospectuses dated February 29, 2004

The second paragraph under the heading "How do I sell fund shares?" is replaced with the following:

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. A redemption fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam, the 1.00% fee will apply to exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. For any shares purchased before April 19, 2004, a 1.00% redemption fee will apply to any shares sold or exchanged within 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.